Exhibit 10.3

$6,000,000.00

AMENDMENT NO. 7 AND CONSENT

TO

LOAN AND SECURITY AGREEMENT

originally dated as of April 21, 1999

by and among

ALLION HEALTHCARE, INC.

f/k/a THE CARE GROUP, INC.

MAIL ORDER MEDS OF TEXAS, INC.

f/k/a MAIL ORDER MEDS, INC.

MOMS PHARMACY, INC. (NEW YORK)

f/k/a MAIL ORDER MEDS OF NEW YORK, INC.

MOMS PHARMACY, INC. (CALIFORNIA)

MOMS PHARMACY, LLC

MEDICINE MADE EASY

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

SPECIALTY PHARMACIES, INC.

(“Borrower”)

and

GE HFS HOLDINGS, INC.

f/k/a HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of May 13, 2005

AMENDMENT NO. 7 AND CONSENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 7 AND CONSENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 13th day of May, 2005, by and among ALLION HEALTHCARE, INC. f/k/a THE CARE GROUP, INC., a Delaware corporation (“Allion”), MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation (“Meds Texas”), MOMS PHARMACY, INC. f/k/a MAIL ORDER MEDS OF NEW YORK, INC., a New York corporation, (“Moms New York”), MOMS PHARMACY, INC., a California corporation, (“Moms California”), MOMS PHARMACY, LLC, a Florida limited liability company (“Moms Florida”), MEDICINE MADE EASY, a California corporation (“Medicine Made Easy”), NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation (“North American”), SPECIALTY PHARMACIES, INC., a Washington corporation (“Specialty” and, collectively with Allion, Meds Texas, Moms New York, Moms California, Moms Florida, Medicine Made Easy and North American, the “Borrower”), and GE HFS HOLDINGS, INC f/k/a HELLER HEALTHCARE FINANCE, a Delaware corporation (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the “Loan Agreement”), Lender agreed to make available to Borrower a revolving credit loan (the “Loan”);

WHEREAS, Borrower has informed Lender that Allion has entered into Note Purchase Agreement (the “Note Purchase Agreement”) with Crestview Capital Master, LLC (“Crestview”) pursuant to which Crestview has agreed to purchase from Allion a promissory note of Allion (the “Crestview Note”) in an aggregate principal amount of $2,000,000 (the “Proposed Transaction”);

WHEREAS, Section 7.1 of the Loan Agreement prohibits Borrower from creating, incurring, assuming or suffering to exist any liability for Borrowed Money except as set forth therein; and

WHEREAS, Borrower has requested that Lender provide its written consent to the Proposed Transaction, permit the issuance by Allion of the Crestview Note in an aggregate principal amount of $2,000,000, and make certain other modifications to the Loan Agreement; and

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2. Amendments to Loan Agreement. As of the Effective Date, the Loan

Agreement shall be modified as follows:

(a) Article I of the Loan Agreement is hereby amended by inserting the following:

“Section 1.14(a). Crestview Note. ‘Crestview Note’ means that certain Promissory Note due May 13, 2006 issued by Allion on May 13, 2005 in an aggregate principal amount of up to $2,000,000.”

(b) Section 1.47(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.47(b). Subordinated Obligations. ‘Subordinated Obligations’ means, collectively, (i) those certain Subordinated Secured Promissory Notes due May 1, 2005 issued by Allion on May 1, 2003 to Darin A. Peterson and Allan H. Peterson, in an aggregate principal amount of $1,250,000, (ii) that certain Indemnity Agreement between Borrower and John Pappajohn dated as of November 1, 2000, (iii) those certain Promissory Notes due January 1, 2006 issued by Moms Pharmacy, Inc., a California corporation, on January 4, 2005 to Michael Stone and Jonathan Spanier, in an aggregate principal amount of $675,000, (iv) those certain Promissory Notes due January 1, 2007 issued by Moms Pharmacy, Inc., a California corporation, on January 4, 2005 to Michael Stone and Jonathan Spanier, in an aggregate principal amount of $700,000, (v) those certain Promissory Notes due February 28, 2006 issued by Moms Pharmacy, Inc., a California corporation, on February 28, 2005 to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada, in an aggregate principal amount of $1,900,000, (vi) that certain Promissory Note due March 31, 2006 issued by Moms Pharmacy, Inc., a California corporation, on February 28, 2005 to Michael Tubb, in a principal amount of $600,000, (vii) obligations to make cash payment under those certain Warrants, issued by Allion on February 28, 2005 to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada and (viii) the Crestview Note.”

(c) Section 1.47(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 1.47(c). Subordination Agreement. ‘Subordination Agreements’ means, collectively, (i) that certain Subordination Agreement, dated as of January 31, 2003, by and among Borrower, Lender and John Pappajohn, (ii) that certain Subordination Agreement, dated as of May 1, 2003, by and among Borrower, Lender, Darin A. Peterson and Allan H. Peterson, (iii) that certain Subordination Agreement, dated as of January 4, 2005, by and among Borrower, Lender, Michael Stone and Jonathan Spanier, (iv) that certain Subordination Agreement, dated as of February 28, 2005, by and among Borrower, Lender, Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters, George Moncada and Michael Tubb and (v) that certain Subordination Agreement, dated as of May 13, 2005, by and among Borrower, Lender and Crestview Capital Master, LLC.”

(d) Section 7.1 of the Loan Agreement is hereby amended by deleting the period at the end of clause (ix) thereof and inserting the following:

“; and (x) unsecured indebtedness of Allion in respect of the Crestview Note in an aggregate principal amount not to exceed $2,000,000, so long as the proceeds of such indebtedness are used solely (A) to repay all obligations of Specialty owing to Cardinal Health, Inc. and its affiliates and (B) after the payment of the items set forth in the foregoing clause (A), for working capital purposes of the Borrower.”

(e) Section 7.19 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 7.19. Restricted Payments. Borrower will not make any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any of the Subordinated Obligations, except (a) scheduled payments of principal and interest with respect thereto and payments of principal with respect to the Subordinated Obligations issued to Darin A. Peterson and Allan H. Peterson upon the occurrence of an Early Maturity Date thereunder (and as defined therein); (b) payments of principal in an aggregate amount of $675,000 (less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Michael Stone and Jonathan Spanier) and interest with respect thereto on January 1, 2006 with respect to the Subordinated Obligations issued to Michael Stone and Jonathan Spanier that mature on such date; (c) payments of principal in an aggregate amount of $700,000 (less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Michael Stone and Jonathan Spanier) and interest with respect thereto on January 1, 2007 with respect to the Subordinated Obligations issued to Michael Stone and Jonathan Spanier that mature on such date; (d) scheduled payments of principal in an aggregate amount of $1,900,000 (less any reduction in such amount pursuant to the Stock Purchase Agreement executed by Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada) and interest with respect thereto on February 28, 2006 and payment of the entire unpaid principal balance and accrued interest thereon upon the consummation of an underwritten public offering of shares of capital stock of Allion resulting in aggregate proceeds to Allion in excess of $25,000,000 prior to that date, with respect to the Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada; (e) payments of principal in an aggregate amount of $2,200,000 and interest with respect thereto on June 1, 2006 (if Allion has not consummated an initial public offering prior to that date) with respect to the Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada under Section (l)(2) of the Warrants issued on February 28, 2005 by Allion to such persons; (f) payments in an aggregate amount of $1,581,471 (if Allion has consummated an initial public offering) with respect to the Subordinated Obligations issued to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada under Section (l)(1) of the Warrants issued on February 28, 2005 by Allion to Pat Iantorno, Eric Iantorno, Jordan Iantorno a/c/f Max Iantorno, Michael Winters and George Moncada; (g) two payments of principal each in the amount of $300,000 and interest with respect thereto on February 28, 2006 and March 31, 2006 with respect to the Subordinated Obligations issued to Michael Tubb; and (h) scheduled quarterly payments of interest with respect to the Crestview Note commencing on June 30, 2005 and payment of the entire unpaid principal balance and accrued interest thereon on May 13, 2006, or earlier after the closing of the Offering (as defined in the Crestview Note); provided that, in each such case (i.e., clauses (a) through (h) above), both before and after giving effect to any such payment and any Loans funded in connection therewith, (i) no default or Event of Default has occurred and is continuing or would result after giving effect thereto and (ii) such payment shall be made at such times as will permit the delivery of financial statements necessary to determine current compliance with the financial covenants set forth herein prior to each such payment; provided, further, that in the case of clauses (b), (c), (d), (e), (f), (g) and (h) above, both before and after giving effect to any such payment and any Loans funded in connection therewith, the aggregate unrestricted cash of Borrower and availability in the Borrowing Base shall equal or exceed $1,000,000.”

Section 3. Consent. In reliance on the information previously provided by Borrower to Lender regarding the Proposed Transaction, including but not limited to the fully executed Note Purchase Agreement (together with any and all exhibits and schedules thereto and all agreements and instruments executed in connection therewith), Lender hereby consents to the Proposed Transaction on the terms and conditions set forth in the Note Purchase Agreement as in effect on the date hereof.

Section 4. Confirmation of Representations and Warranties. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

Section 5. Fees; Expenses. Notwithstanding anything in this Amendment to the contrary, Borrower shall be responsible for payment of legal fees for the services of Lender’s in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 6 from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

Section 6. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

Section 7. Conditions to Effectiveness. This Amendment shall become effective on the date that all of the following conditions are satisfied in Lender’s sole discretion (such date, the “Effective Date”):

(a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

(b) Lender shall have received fully executed copies of the Crestview Note, and all other agreements and instruments executed in connection therewith;

(c) the issuance of the Crestview Note shall have been consummated in accordance with the terms of the Note Purchase Agreement (and all other agreements and instruments executed in connection therewith) as in effect on the date hereof;

(d) Lender shall have received a Subordination Agreement, duly executed by an authorized officer of each entity comprising Borrower and Crestview Capital Master, LLC;

(e) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

(f) the representations and warranties set forth in Section 4 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

Section 8. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

Section 10. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 11. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 7 and Consent to Loan and Security Agreement to be executed as of the date first written above.

LENDER:

GE HFS HOLDINGS, INC.,
a Delaware corporation

By:
Name:
Title:

BORROWERS:

ALLION HEALTHCARE, INC.,
a Delaware corporation

By:
Name:
Title:

MAIL ORDER MEDS OF TEXAS, INC.,
a Texas corporation

By:
Name:
Title:

MOMS PHARMACY, INC.,
a New York corporation

By:
Name:
Title:

MOMS PHARMACY, INC.,
a California corporation

By:
Name:
Title:

MOMS PHARMACY, LLC,
a Florida limited liability company

By:
Name:
Title:

MEDICINE MADE EASY,
a California corporation

By:
Name:
Title:

NORTH AMERICAN HOME HEALTH SUPPLY, INC.,
a California corporation

By:
Name:
Title:

SPECIALTY PHARMACIES, INC.,
a Washington corporation

By:
Name:
Title: